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                                                                  EXHIBIT 10(ff)


                             AMENDMENT TO THE 1994
                          AMERICAN EXPLORATION COMPANY
                            STOCK COMPENSATION PLAN
                       (EFFECTIVE AS OF NOVEMBER 1, 1996)





                     The 1994 American Exploration Company Stock Compensation Plan (the "Plan") is hereby amended in the following particulars.

              1.     Section 1.2(g) of the Plan is amended to read as follows:

                     "(g)   "Committee" means the Compensation Committee of the
              Board or such other committee appointed either by the Board or by such Compensation Committee; provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition or disposition of securities granted or awarded hereunder, action by the Committee may be by a committee composed solely of two or more "non-employee directors," within the meaning of SEC Rule 16b-3, appointed by the Board or by the Compensation Committee of the Board; and, provided further, to the extent determined necessary to satisfy the requirements for the exception for qualified performance-based compensation under Section 162(m) of the Code and the treasury regulations thereunder, action by the Committee may be by a committee comprised solely of two or more "outside directors," within the meaning of Section 162(m) of the Code and the treasury regulations thereunder."

              2.     Section 1.3(a) of the Plan is amended to read as follows:

                     "(a)   The Plan shall be administered by the Committee.
              However, notwithstanding anything in the Plan to the contrary, and to the extent determined necessary to satisfy an exemption under SEC Rule 16b-3 with respect to an Award hereunder (including, as applicable, the disposition to the Company of any security), or as otherwise determined advisable by the Committee, the terms of an Award shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to make Awards under the Plan, including, but not limited to, the authority of the Committee to make Awards that qualify for the special qualified performance-based compensation exception under Section 162(m) of the Code and the treasury regulations thereunder."

              3. Section 5.6 of the Plan is amended to add at the end thereof a new paragraph to read as follows:

                     "To the extent permitted by the Committee, and subject to
              such terms and conditions as the Committee may provide, a participant may irrevocably elect to have the withholding tax obligation or any additional tax obligation with respect to Awards hereunder satisfied by (i) having the Company withhold shares of Common Stock otherwise deliverable under the Award,
              (ii) delivering shares of Common Stock already owned, or (iii) through any combination of withheld and delivered shares of Common Stock, as described in (i) and (ii)."
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              4.     Section 5.12 of the Plan is amended to read as follows:

                     "5.12   Special Six-Month Holding Requirement

                             In the case of any Participant who is subject to
              Section 16 of the Securities Exchange Act of 1934, as amended, any equity security (including a derivative security) of the Company granted under the Plan to such Participant, to the extent determined by the Committee as necessary to satisfy the exemption for the grant under SEC Rule 16b-3, shall not be disposed of until six months have elapsed from the date of grant of the equity security or, in the case of a derivative security, the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. The Committee shall be authorized to impose such restrictions or take such action as it deems appropriate in order to ensure compliance with the six-month holding requirement described in this Section 5.12."



                                                    AMERICAN EXPLORATION COMPANY